Filed Pursuant to Rule 497(e)

Registration Statement Nos. 333-128699

333-151910

333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 3

dated October 8, 2009 to the

Intelligent Life VUL Prospectus

dated May 1, 2009, as supplemented September 22, 2009 and the

Intelligent Life Survivorship VUL Prospectus

dated May 1, 2009, as supplemented September 22, 2009 and the

Intelligent Variable Annuity Prospectus

dated May 1, 2009, as supplemented September 22, 2009

This supplement amends certain disclosure in the above-referenced prospectuses for the contracts with the same names. All other provisions of your contract remain as stated in your contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Wanger Advisors Trust

Wanger International

Wanger USA

Wanger Select

(Each a “Fund” and together the “Funds”)

On September 29, 2009, Bank of America Corporation, the indirect parent company of Columbia Wanger Asset Management, L.P. (the “Advisor”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction (“Transaction”) includes a sale of the Advisor. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause each Fund’s current investment advisory agreement with the Advisor to terminate. In connection with the Transaction, the Board of Trustees of the Funds (the “Board”) will be asked to consider and approve a new investment advisory agreement with the Advisor covering each Fund. If approved by the Board, each Fund’s new investment advisory agreement with the Advisor will be submitted to the shareholders of such Fund for their approval.

For more information about these changes and about the portfolios generally, refer to the recent Supplement to the Wanger Advisors Trust fund prospectuses.

A12030 (10/09)